SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                   Commission Only (as permitted
[X]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        REGENERX BIOPHARMACEUTICALS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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                                REVOCABLE PROXY
                       REGENERX BIOPHARMACEUTICALS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 19, 2002

         The undersigned hereby appoints the Board of Directors of RegeneRx Biopharmaceuticals, Inc. (the "Company"), and its survivor, with full power of substituion, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Wednesday, June 19, 2002 at the Hyatt Regency Bethesda, located at 7400 Wisconsin Avenue, Bethesda, Maryland 20814, at 10:00 a.m., local time, and at any and all adjournments and postponements thereof, as indicated hereon.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, FOR THE APPROVAL OF THE COMPANY'S AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, the Company's Proxy Statement and the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

                         (TO BE SIGNED ON REVERSE SIDE)

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                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                       REGENERX BIOPHARMACEUTICALS, INC.

                                 JUNE 19, 2002



              : Please Detach and Mail in the Envelope Provided :

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
A [X] Please mark your
      votes as in this
      example.

                  FOR all nominees        WITHHOLD      The Board of Directors recommends
                listed at right (except   AUTHORITY     a vote "FOR" the election of all
                  as indicated on the   to vote for all nominees named in Proposal I and
                    line below)           nominees      "FOR" approval of Proposals II and III.
1. Election of                                                                                                   FOR AGAINST ABSTAIN
   Directors for       [  ]                [  ]         Nominees: ALLAN L. GOLDSTEIN  II.  The approval of the   [ ]   [ ]     [ ]
   one year                                                                                Amended and Restated
   terms                                                          JOSEPH C. MCNAY          2000 Stock Option and
                                                                                           Incentive Plan.
Instructions: To withhold authority to vote from any              ALBERT ROSENFELD
individual nominee but not all nominees, mark the "FOR"                               III. The ratification of   [ ]   [ ]     [ ]
box and write the name(s) of the nominee(s) from which            J.J. FINKELSTEIN         the appointment of
you wish to withhold your vote on the line provided below.                                 Reznick Fedder &
                                                                  RICHARD J. HINDIN        Silverman, P.C. as
----------------------------------------------------------                                 independent auditors
                                                                                           for the Company for
                                                                                           the fiscal year
                                                                                           ending December 31, 2002.

                                                                                      In their discretion, the proxies are
                                                                                      authorized to vote on any other business that
                                                                                      may properly come before the Meeting or any
                                                                                      adjournment or postponement thereof.

                                                                                      THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                                                      BOARD OF DIRECTORS

                                                                                      This proxy may be revoked at any time before
                                                                                      it is voted by: (i) filing with the Secretary
                                                                                      of the Company at or before the Meeting a
                                                                                      written notice of revocation bearing a later
                                                                                      date than this Proxy; (ii) duly executing a
                                                                                      subsequent proxy relating to the same shares
                                                                                      and delivering it to the Secretary of the
                                                                                      Company at or before the Meeting; or (iii)
                                                                                      attenting the Meeting and voting in person
                                                                                      (although attendence at the Meeting will not
                                                                                      in and of itself constitute revocation of this
                                                                                      Proxy). If this Proxy is properly revoked as
                                                                                      described above, then the power of such
                                                                                      attorneys and proxies shall be deemed
                                                                                      terminated and of no further force and
                                                                                      effect.

                                                                                      PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
                                                                                      THIS PROXY IN THE ENCLOSED POSTAGE-PAID
                                                                                      ENVELOPE


________________________________________ Dated: __________________  ________________________________________ Dated: ________________
   Sign and Print Name of Stockholder                                  Sign and Print Name of Stockholder

NOTE:  Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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